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                                 GALAXY FUND II
                            LARGE COMPANY INDEX FUND
                            SMALL COMPANY INDEX FUND
                               UTILITY INDEX FUND
                            U.S. TREASURY INDEX FUND
                       SUPPLEMENT DATED DECEMBER 11, 1998
                         PROSPECTUS DATED JULY 29, 1998

CHANGES IN INVESTMENT LIMITATIONS--UTILITY INDEX FUND

    At a Special Meeting of Shareholders of the Utility Index Fund held on December 11, 1998, shareholders approved a change in the sub-classification of the Fund from a diversified company to a non-diversified company and the elimination of certain related investment limitations so that the Fund will not be limited from making investments in a manner that will match the performance of the Fund's benchmark, the S&P Utilities Index. As a result, the Prospectus is amended in the following manner:

    (1) By inserting the following two sentences at the end of the paragraph under the section entitled "Utility Index Fund" on page 3 of the
       Prospectus:

    The Fund also bears the risks associated with being classified as a non-diversified investment company. See "Investment Risks."

    (2) By deleting the third and fourth sentences of the second paragraph of the section entitled "The Utility Index Fund" on page 12 of the Prospectus.

    (3) By revising Investment Limitation No. 1 under the section entitled "INVESTMENT LIMITATIONS" on page 15 of the Prospectus to read as follows:

    With the exception of the Utility Index Fund, with respect to 75% of its total assets, a Fund will not invest more than 5% of its total assets in the securities of any one issuer;

    (4) By revising Investment Limitation No. 3 under the section entitled "INVESTMENT LIMITATIONS" on page 15 of the Prospectus to read as follows:

    With the exception of the Utility Index Fund, a Fund will not purchase more than 10% of the voting securities of any one issuer; and

    (5) By inserting the following paragraph after the sixth paragraph under the section entitled "INVESTMENT RISKS" on pages 15-16 of the Prospectus:

    Because the Fund is non-diversified, its return will be dependent upon the performance of a smaller number of securities relative to the number held in a diversified investment company. Consequently, the change in the value of any one security may affect the overall value of the Fund more than it would a diversified investment company, and thereby subject the market-based net asset value per share of the Fund to greater fluctuations. In addition, the Fund may be more susceptible to economic, political and regulatory developments than a diversified investment company with similar objectives may be.